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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

                  DELAWARE                                                           73-1493906
(State or other jurisdiction of incorporation or organization)             (I.R.S. Employer Identification No.)
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                         COMMISSION FILE NUMBER 1-11727

            8801 SOUTH YALE AVENUE, SUITE 310, TULSA, OKLAHOMA 74137
              (Address of principal executive offices and zip code)

                                 (918) 492-7272
              (Registrant's telephone number, including area code)

ITEM 5.    Other Events:

On July 5, 2001 the Registrant announced that it had entered into definitive agreements to acquire the operations of ProFlame, Inc. and related propane distribution companies in California and Nevada as described in the Press
Release dated July 5, 2001, attached as an Exhibit to this Form 8-K.

ITEM 7.    Financial Statements and Exhibits.

          (c)     Exhibits

                  The following is filed herewith:

                  Exhibit No. 99-1 - Press Release dated July 5, 2001


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         DATED:  July 12, 2001.
                               HERITAGE PROPANE PARTNERS, L.P.

                               By Heritage Holdings, Inc.
                                     (General Partner)

                                  By: /s/  Larry J. Dagley
                                      ------------------------------------------
                                      Larry J. Dagley
                                      Vice President and Chief Financial Officer

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                                INDEX TO EXHIBITS

         The exhibits listed on the following Exhibit Index are filed as part of this Report. Exhibits required by Item 601 of Regulation S-K, but which are not listed below, are not applicable.

         Exhibit
         Number            Description                                 Page No.
         ------            -----------                                 --------

         99-1              Press Release dated July 5, 2001               3




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